Supplemental Information

December 31, 2010

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

MREIC

Table of Contents

	Page
Consolidated Balance Sheets	3
Consolidated Statements of Operations	4
FFO and FAD Reconciliation	5
Financial Highlights	6
Consolidated Statements of Cash Flows	7
Capital Structure and Leverage Ratios	8
Debt Maturity	9
Property Table by Tenant	10
Property Table by State	11
Lease Expirations	12
Recent Acquisitions	12
Property Table	13
Definitions	15
Press Release Dated February 8, 2011	16

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, net operating income, EBITDA, funds available for distribution and net operating income, which are REIT industry financial measures that are not calculated in accordance with generally accepted accounting principles. Please see page 16 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company's filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

ASSETS	December 31, 2010	September 30, 2010
Real Estate Investments:		
Land	$80,994,817	$77,664,817
Buildings, Improvements and Equipment, net of Accumulated Depreciation of $61,335,785 and $58,800,741, respectively	328,678,170	314,523,896
Total Real Estate Investments	**409,672,987**	**392,188,713**
Cash and Cash Equivalents	7,838,150	6,814,553
Securities Available for Sale at Fair Value	45,486,923	42,517,725
Tenant and Other Receivables	1,025,942	647,261
Deferred Rent Receivable	1,607,543	1,574,933
Loans Receivable, net	258,089	268,817
Prepaid Expenses	1,143,531	613,994
Financing Costs, net of Accumulated Amortization of $1,780,884 and $1,731,822, respectively	2,426,630	2,443,616
Lease Costs, net of Accumulated Amortization of $620,950 and $571,324, respectively	1,035,194	1,020,402
Intangible Assets, net of Accumulated Amortization of $4,991,481 and $4,697,265, respectively	6,086,058	5,835,274
Other Assets	38,697	193,509
TOTAL ASSETS	**$476,619,744**	**$454,118,797**
LIABILITIES AND SHAREHOLDERS' EQUITY		
Liabilities:		
Mortgage Notes Payable	$215,197,188	$210,577,861
Subordinated Convertible Debentures	8,940,000	13,990,000
Loans Payable	15,030,053	9,273,913
Accounts Payable and Accrued Expenses	2,282,045	2,088,853
Other Liabilities	2,526,690	2,675,698
Total Liabilities	**243,975,976**	**238,606,325**
Shareholders' Equity:		
Series A – 7.625% Cumulative Redeemable Preferred Stock, $53,493,750 and 33,062,500 liquidation value, respectively; 2,139,750 and 1,322,500, Shares Authorized, Issued and Outstanding, respectively	$53,493,750	$33,062,500
Common Stock – $.01 Par Value, 39,182,750 and 40,000,000 Shares Authorized; 34,345,823 and 33,956,138 Shares Issued and 34,340,823 and 33,951,138 Shares Outstanding, respectively	343,458	339,561
Excess Stock – $.01 Par Value, 5,000,000 Shares Authorized; No Shares Issued or Outstanding	-	-
Additional Paid – In Capital	169,284,738	170,743,069
Treasury Stock at Cost (5,000 shares)	(24,905)	(24,905)
Accumulated Other Comprehensive Income	10,696,250	10,116,057
Loans to Officers, Directors and Key Employees	(1,201,563)	(1,201,563)
Undistributed Income	-	-
Total MREIC'S Shareholders' Equity	**232,591,728**	**213,034,719**
Noncontrolling Interest	52,040	2,477,753
Total Shareholders' Equity	**232,643,768**	**215,512,472**
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	**$476,619,744**	**$454,118,797**

First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

FFO and FAD Reconciliation

(unaudited)

	Three Months Ended	
	12/31/2010	12/31/2009
Revenues		
Rental and Reimbursement Revenue	$12,133,627	$10,773,069
Interest and Dividend Income	726,608	632,422
Total Revenue	12,860,235	11,405,491
Expenses		
Real Estate Taxes	1,835,413	1,636,818
Operating Expenses	653,968	425,297
Total Expenses	2,489,381	2,062,115
Net Operating Income	**10,370,854**	**9,343,376**
General & Administrative Expense	1,140,924	708,391
EBITDA	**9,229,930**	**8,634,985**
Interest Expense	(3,840,401)	(3,605,784)
Gain on Securities Transactions, net	2,808,022	329,238
Acquisition Costs	(403,283)	(205,573)
Income Attributable to the Noncontrolling Interest	(28,407)	(53,477)
Preferred Dividend	(1,019,805)	(630,304)
Other Amortization	(150,419)	(128,445)
Funds From Operations - FFO	**6,595,637**	**4,340,640**
Depreciation Expense	(2,535,044)	(2,234,358)
Amortization of In-Place Lease Intangible Assets	(294,216)	(262,312)
Net Income Applicable to MREIC Common Shareholders	**3,766,377**	**1,843,970**
Funds From Operations - FFO	**6,595,637**	**4,340,640**
Gain on Securities Transactions, net	(2,808,022)	(329,238)
Stock Compensation Expense	30,026	-
Other Amortization	158,806	142,083
Straight-lined Rents	59,642	(1,798)
Recurring Capital Expenditures	(264,318)	(218,072)
Funds Available for Distribution - FAD	**3,771,771**	**3,933,615**
EBITDA	**9,229,930**	**8,634,985**
Interest Expense	(3,840,401)	(3,605,784)
Income Attributable to the Noncontrolling Interest	(28,407)	(53,477)
Preferred Dividend	(1,019,805)	(630,304)
Stock Option Expense	30,026	-
FAS 141 Amortization	8,387	13,638
Acquisition Costs	(403,283)	(205,573)
Straight-lined Rents	59,642	(1,798)
Capital Expenditures	(264,318)	(218,072)
Funds Available for Distribution - FAD	**$3,771,771**	**$3,933,615**

First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Consolidated Statements of Cash Flows

(unaudited)

	Three Months Ended	
	12/31/2010	12/31/2009
CASH FLOWS FROM OPERATING ACTIVITIES		
Net Income	$4,814,589	$2,527,751
Noncash Items Included in Net Income:		
Depreciation	2,535,044	2,234,358
Amortization	453,022	404,395
Stock Compensation Expense	30,026	-
Gain on Securities Transactions, net	(2,808,022)	(329,238)
Changes In:		
Tenant, Deferred Rent and Other Receivables	(411,291)	(311,786)
Prepaid Expenses	(529,537)	(570,837)
Other Assets and Lease Costs	90,394	(299,635)
Accounts Payable, Accrued Expenses and Other Liabilities	44,184	574,071
NET CASH PROVIDED BY OPERATING ACTIVITIES	4,218,409	4,229,079
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchase of Real Estate and Intangible Assets	(9,722,013)	(22,650,000)
Capital Improvements & Purchases of Equipment	(264,318)	(218,072)
Purchase of Noncontrolling Interest	(4,138,291)	-
Collections on Loans Receivable	10,728	43,659
Proceeds from Sale of Securities Available for Sale	5,990,510	3,567,109
Purchase of Securities Available for Sale	(5,571,493)	(1,761,704)
NET CASH USED IN INVESTING ACTIVITIES	(13,694,877)	(21,019,008)
CASH FLOWS FROM FINANCING ACTIVITIES		
Net Proceeds from (Payments on) Loans Payable	5,756,140	(2,397,234)
Repurchase of Subordinated Convertible Debentures	(5,050,000)	-
Proceeds from Mortgages	-	15,400,000
Principal Payments on Mortgages	(5,958,660)	(2,989,009)
Financing Costs Paid on Debt	(92,194)	(307,880)
Net Distributions to Noncontrolling Interests	(80,870)	(97,518)
Proceeds from the Exercise of Stock Options	-	165,060
Proceeds from Registered Direct Placement of Common Stock, net of offering costs	-	10,430,408
Proceeds from Issuance of Common Stock, net of reinvestments	1,727,724	2,936,256
Proceeds from Registered Direct Placement of Preferred Stock, net of offering costs	18,979,982	-
Preferred Dividends Paid	(1,019,805)	(630,304)
Common Stock Distributions Paid, net of reinvestments	(3,762,252)	(3,011,375)
NET CASH PROVIDED BY FINANCING ACTIVITIES	10,500,065	19,498,404
NET INCREASE IN CASH AND CASH EQUIVALENTS	1,023,597	2,708,475
CASH AND CASH EQUIVALENTS		
BEGINNING OF PERIOD	6,814,553	6,080,888
END OF PERIOD	$7,838,150	$8,789,363

First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Capital Structure and Leverage Ratios
(unaudited)

	As of 12/31/2010	As of 12/31/2009	As of 9/30/2010
Mortgage Notes Payable	$215,197,188	$204,461,274	$210,577,861
Loans Payable	15,030,053	16,666,516	9,273,913
Subordinated Convertible Debentures	8,940,000	13,990,000	13,990,000
Total Debt	239,167,241	235,117,790	233,841,774
Noncontrolling Interest	52,040	3,349,405	2,477,753
Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	33,062,500	33,062,500
Common Stock, Paid-in-Capital & Other	179,097,978	141,191,112	179,972,219
Total Shareholders' Equity	232,591,728	174,253,612	213,034,719
Total Book Capitalization	471,811,009	412,720,807	449,354,246
Accumulated Depreciation	61,335,785	51,532,548	58,800,741
Total Undepreciated Book Capitalization	**$533,146,794**	**$464,253,355**	**$508,154,987**
Shares Outstanding	34,340,823	28,150,682	33,951,138
Market Price Per Share	$8.50	$7.43	$7.82
Equity Market Capitalization	$291,896,996	$209,159,567	$265,497,899
Total Debt	239,167,241	235,117,790	233,841,774
Noncontrolling Interest	52,040	3,349,405	2,477,753
Preferred	53,493,750	33,062,500	33,062,500
Total Market Capitalization	**$584,610,027**	**$480,689,262**	**$534,879,926**
Total Debt	$239,167,241	$235,117,790	$233,841,774
less: Cash and Cash Equivalents	7,838,150	8,789,363	6,814,553
Net Debt	**$231,329,091**	**$226,328,427**	**$227,027,221**
Net Debt / Undepreciated Book Capitalization	43.4%	48.8%	44.7%
Net Debt / Total Market Capitalization	39.6%	47.1%	42.4%
Net Debt + Preferred / Total Market Capitalization	48.7%	54.0%	48.6%

	Three Months Ended (unaudited)		Fiscal Year Ended (unaudited)
	12/31/2010	12/31/2009	9/30/2010
Net Income	$4,814,589	$2,527,751	$11,215,252
plus: Depreciation & Amortization (includes Discontinued Operations)	2,979,679	2,625,115	11,212,073
plus: Interest Expense (includes Discontinued Operations)	3,840,401	3,605,784	14,946,293
plus: Acquisition Costs	403,283	205,573	459,030
less: Gain On Securities Transactions, net	(2,808,022)	(329,238)	(2,609,149)
EBITDA	**$9,229,930**	**$8,634,985**	**$35,223,499**
Interest Expense	$3,840,401	$3,605,784	$14,946,293
Preferred Dividend	1,019,805	630,304	2,521,214
Total Fixed Charges	**$4,860,206**	**$4,236,088**	**$17,467,507**
Interest Coverage	**2.4 x**	**2.4 x**	**2.4 x**
Fixed Charge Coverage	**1.9 x**	**2.0 x**	**2.0 x**
Total Debt	$239,167,241	$235,117,790	$233,841,774
Annualized EBITDA	36,919,720	34,539,940	35,223,499
Total Debt / EBITDA	**6.5 x**	**6.8 x**	**6.6 x**

First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Property Table by Tenant

(unaudited)

Tenant	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
FedEx	34	3,393,060	45.7%	$22,212,000	54.6%	$6.55	$259,076,511	$122,498,152
Mead Corporation	1	388,671	5.2%	1,204,000	3.0%	3.10	12,553,964	4,302,070
CBOCS Distribution, Inc.	1	381,240	5.1%	1,364,000	3.3%	3.58	14,215,000	8,612,418
Coca Cola / Western Container	2	328,211	4.4%	1,580,000	3.9%	4.81	18,328,843	8,989,643
Norton McNaughton of Squire, Inc.	1	306,000	4.1%	1,301,000	3.2%	4.25	12,972,474	7,211,632
Carrier Sales	2	244,317	3.3%	1,914,000	4.7%	7.83	22,110,915	11,313,082
Kellogg Company	4	238,664	3.2%	1,437,000	3.5%	6.02	17,427,093	6,937,982
Caterpillar Logistics Services, Inc.	1	217,970	2.9%	1,169,000	2.9%	5.36	14,868,857	8,790,619
Anheuser-Busch, Inc.	1	184,800	2.5%	1,147,000	2.8%	6.21	12,386,675	4,914,458
Carlisle Tire & Wheel Company	1	179,280	2.4%	675,000	1.7%	3.77	7,020,401	2,814,940
Home Depot USA, Inc.	1	171,200	2.3%	875,000	2.1%	5.11	11,242,162	5,464,397
HD Supply, Inc.	1	160,000	2.2%	594,000	1.5%	3.71	5,483,272	2,143,160
Maidenform, Inc.	1	148,000	2.0%	396,000	1.0%	2.68	4,859,862	3,517,317
Pittsburgh Glass Works	1	102,135	1.4%	449,000	1.1%	4.40	3,900,602	-
National Oilwell	1	91,295	1.2%	721,000	1.8%	7.90	8,052,355	5,101,919
Joseph T. Ryerson	1	89,052	1.2%	614,000	1.5%	6.89	6,809,488	2,778,592
DHL	1	83,000	1.1%	562,000	1.4%	6.77	6,761,178	4,017,079
Sherwin-Williams Company	2	78,864	1.1%	625,000	1.5%	7.93	7,102,087	2,184,223
Macy's East, Inc.	1	59,400	0.8%	451,000	1.1%	7.59	4,839,501	2,543,484
MagiKitch'n	1	37,660	0.5%	286,000	0.7%	7.59	2,820,000	-
Keystone Automotive	1	36,150	0.5%	129,000	0.3%	3.57	2,164,515	-
Graybar Electric Company	1	26,340	0.4%	109,000	0.3%	4.14	1,850,270	-
Various	2	334,247	4.5%	903,000	2.2%	3.80	4,693,069	-
Vacant	2	138,760	1.9%	-	-	-	9,458,613	1,062,021
Land	-	-	-	-	-	na	11,065	-
Total as of 12/31/10	**65**	**7,418,316**	**100.0%**	**$40,717,000**	**100.0%**	**$5.67**	**$471,008,772**	**$215,197,188**

First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Property Table by State
(unaudited)

State	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
Tennessee	3	898,915	12.1%	$3,015,000	7.4%	$3.35	$33,593,336	$20,950,114
Florida	9	786,188	10.6%	5,189,000	12.7%	6.60	66,334,178	39,115,803
Illinois	7	720,416	9.7%	5,143,000	12.6%	7.14	60,959,602	21,393,912
Missouri	4	654,073	8.8%	2,021,000	5.0%	3.64	28,443,553	8,306,940
South Carolina	3	510,560	6.9%	3,000,000	7.4%	5.88	32,294,144	14,218,292
North Carolina	4	455,067	6.1%	1,627,000	4.0%	3.93	19,196,327	9,106,722
Texas	3	367,466	5.0%	2,907,000	7.1%	7.91	32,395,024	21,434,459
Pennsylvania	2	329,134	4.4%	734,000	1.8%	3.13	6,155,572	-
Georgia	3	307,660	4.1%	1,764,000	4.3%	5.73	21,974,768	11,693,258
Virginia	4	305,770	4.1%	2,003,000	4.9%	6.55	22,891,781	7,369,423
Arizona	1	288,211	3.9%	1,248,000	3.1%	4.33	14,649,000	6,510,307
Ohio	3	267,903	3.6%	1,600,000	3.9%	5.97	19,231,521	11,563,816
Michigan	2	265,371	3.6%	1,735,000	4.3%	6.54	20,900,721	11,840,860
Kansas	2	219,280	3.0%	1,007,000	2.5%	4.59	10,700,244	5,294,276
New York	2	155,381	2.1%	1,319,000	3.2%	8.49	14,622,591	1,782,387
Maryland	1	149,384	2.0%	1,426,000	3.5%	9.55	14,375,829	8,706,574
Wisconsin	1	139,564	1.9%	901,000	2.2%	6.46	9,367,024	2,121,364
Colorado	2	138,235	1.9%	1,208,000	3.0%	8.74	13,537,456	5,238,850
New Jersey	2	102,173	1.4%	906,000	2.2%	9.03	6,196,998	2,543,484
Nebraska	1	88,140	1.2%	535,000	1.3%	6.07	5,684,245	1,201,997
Mississippi	2	62,340	0.8%	249,000	0.6%	3.99	3,328,270	-
Minnesota	1	59,425	0.8%	433,000	1.1%	7.29	5,157,126	1,814,917
Alabama	1	56,698	0.8%	278,000	0.7%	4.90	3,466,918	1,774,062
Connecticut	1	54,812	0.7%	340,000	0.8%	6.20	3,388,029	1,215,371
Iowa	1	36,150	0.5%	129,000	0.3%	3.57	2,164,515	-
Total as of 12/31/10	**65**	**7,418,316**	**100.0%**	**$40,717,000**	**100.0%**	**$5.67**	**$471,008,772**	**$215,197,188**

First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Property Table
(unaudited)

No	Tenant	City	State	Fiscal Year Acquisition	Occup.	Square Footage	Annual Rent	Rent Per Sq. Ft. Occup.	Lease Exp. Term	Undepreciated Cost	Mortgage Balance
1	FedEx	Memphis	TN	2010	100.0%	449,900	$1,281,000	$2.85	8.4 Yrs	$14,600,000	$9,665,510
2	Mead Corporation	St. Joseph	MO	2001	100.0%	388,671	1,204,000	3.10	4.9 Yrs	12,553,964	4,302,070
3	CBOCS Distribution, Inc.	Lebanon	TN	2011	100.0%	381,240	1,364,000	3.58	13.5 Yrs	14,215,000	8,612,418
4	Norton McNaughton of Squire, Inc.	Hanahan	SC	2005	100.0%	306,000	1,301,000	4.25	4.3 Yrs	12,972,474	7,211,632
5	Various	Monaca	PA	1997	67.4%	291,474	448,000	2.28	na	3,335,572	-
6	Western Container Corp	Tolleson	AZ	2003	100.0%	288,211	1,248,000	4.33	1.3 Yrs	14,649,000	6,510,307
7	Caterpillar Logistics Services, Inc.	Griffin	GA	2006	100.0%	217,970	1,169,000	5.36	5.9 Yrs	14,868,857	8,790,619
8	Fedex Ground Package System Inc	Orion	MI	2007	100.0%	193,371	1,285,000	6.65	6.5 Yrs	16,683,289	11,130,750
9	Anheuser-Busch, Inc.	Granite City	IL	2001	100.0%	184,800	1,147,000	6.21	4.4 Yrs	12,386,675	4,914,458
10	Carrier Sales	Dallas	TX	2010	100.0%	184,317	1,518,000	8.24	8.0 Yrs	17,740,000	11,313,082
11	Carlisle Tire & Wheel Company	Edwardsville	KS	2003	100.0%	179,280	675,000	3.77	1.4 Yrs	7,020,401	2,814,940
12	Home Depot USA, Inc.	Montgomery	IL	2007	100.0%	171,200	875,000	5.11	4.5 Yrs	11,242,162	5,464,397
13	Fedex Ground Package System Inc	Tampa	FL	2004	100.0%	170,779	1,412,000	8.27	8.1 Yrs	17,660,003	10,000,450
14	HD Supply, Inc.	Monroe	NC	2001	100.0%	160,000	594,000	3.71	0.8 Yrs	5,483,272	2,143,160
15	Fedex Ground Package System Inc	Beltsville	MD	2001	100.0%	149,384	1,426,000	9.55	7.6 Yrs	14,375,829	8,706,574
16	Maidenform, Inc.	Fayetteville	NC	1997	100.0%	148,000	396,000	2.68	2.0 Yrs	4,859,862	3,517,317
17	Fedex Ground Package System Inc	Cudahy	WI	2001	100.0%	139,564	901,000	6.46	6.5 Yrs	9,367,024	2,121,364
18	Federal Express Corporation	Wheeling	IL	2007	100.0%	123,000	1,386,000	11.27	6.4 Yrs	18,513,232	5,472,303
19	Federal Express Corporation	Richmond	VA	2001	100.0%	112,870	677,000	6.00	3.8 Yrs	7,687,170	2,438,093
20	FedEx Ground	Ft. Mill	SC	2010	100.0%	112,784	1,024,000	9.08	8.8 Yrs	11,715,000	4,548,538
21	Federal Express Corporation	Orlando	FL	2008	100.0%	110,638	646,000	5.84	6.9 Yrs	8,470,908	5,459,383
22	Federal Express Corporation	Winston-Salem	NC	2002	100.0%	106,507	637,000	5.98	1.0 Yrs	6,655,193	3,446,245
23	Fedex Ground Package System Inc	Cheektowaga	NY	2007	100.0%	104,981	966,000	9.20	8.7 Yrs	10,923,550	1,782,387
24	RPS Ground (FDX)	West Chester Twp	OH	2000	100.0%	103,818	499,000	4.81	2.7 Yrs	5,061,253	3,209,543
25	Pittsburgh Glass Works	O' Fallon	MO	1994	100.0%	102,135	449,000	4.40	1.5 Yrs	3,900,602	-
26	Vacant	Liberty	MO	1998	-	98,200	-	na	na	7,260,613	1,062,021
27	Federal Express Corporation	Jacksonville	FL	1999	100.0%	95,883	575,000	6.00	2.4 Yrs	6,095,806	2,968,899
28	Federal Express Corporation	Tampa	FL	2006	100.0%	95,662	572,000	5.98	6.8 Yrs	7,534,302	5,058,226
29	Fedex Ground Package System Inc	El Paso	TX	2007	100.0%	91,854	668,000	7.27	4.8 Yrs	6,602,669	5,019,458
30	Fedex Ground Package System Inc	Hanahan	SC	2005	100.0%	91,776	675,000	7.35	7.6 Yrs	7,606,670	2,458,122
31	National Oilwell	Houston	TX	2010	100.0%	91,295	721,000	7.90	11.8 Yrs	8,052,355	5,101,919
32	Fedex Ground Package System Inc	Ft. Myers	FL	2003	100.0%	90,020	400,000	4.44	0.8 Yrs	4,465,479	2,359,462
33	Fedex Ground Package System Inc	Cocoa	FL	2008	100.0%	89,101	739,000	8.29	5.9 Yrs	10,509,596	6,541,310
34	Joseph T. Ryerson	Elgin	IL	2002	100.0%	89,052	614,000	6.89	1.1 Yrs	6,809,488	2,778,592
35	Federal Express Corporation	Omaha	NE	1999	100.0%	88,140	535,000	6.07	2.8 Yrs	5,684,245	1,201,997
36	Federal Express Corporation	Bedford Heights	OH	2007	100.0%	84,600	456,000	5.39	2.7 Yrs	5,969,885	3,562,595
37	DHL	Roanoke	VA	2007	100.0%	83,000	562,000	6.77	5.9 Yrs	6,761,178	4,017,079
38	Fedex Ground Package System Inc	Richfield	OH	2006	100.0%	79,485	645,000	8.11	5.8 Yrs	8,200,383	4,791,678
39	Federal Express Corporation	Schaumburg	IL	1997	100.0%	73,500	496,000	6.75	6.3 Yrs	4,905,958	579,939
40	Federal Express Corporation	Romulus	MI	1998	100.0%	72,000	450,000	6.25	0.4 Yrs	4,217,432	710,110
41	Fedex Ground Package System Inc	Denver	CO	2005	100.0%	69,865	564,000	8.07	7.6 Yrs	6,348,816	2,516,189
42	Keebler Company	Tampa	FL	2007	100.0%	68,385	376,000	5.50	1.0 Yrs	5,611,649	2,779,762
43	Fedex Ground Package System Inc	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	7.8 Yrs	7,188,640	2,722,661
44	Federal Express Corporation	Chattanooga	TN	2007	100.0%	67,775	370,000	5.46	1.8 Yrs	4,767,271	2,672,186
45	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	464,000	6.99	13.0 Yrs	5,540,000	1,922,323
46	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	368,000	5.66	1.6 Yrs	4,728,374	2,942,849
47	Carrier Sales	Richmond	VA	2007	100.0%	60,000	396,000	6.60	0.4 Yrs	4,370,915	-
48	Federal Express Corporation	White Bear Lake	MN	2007	100.0%	59,425	433,000	7.29	1.9 Yrs	5,157,126	1,814,917
49	Macy's East, Inc.	Carlstadt	NJ	2007	100.0%	59,400	451,000	7.59	3.2 Yrs	4,839,501	2,543,484
50	Fedex Ground Package System Inc	Augusta	GA	2005	100.0%	59,358	453,000	7.63	7.5 Yrs	5,324,968	1,788,046
51	Fedex Ground Package System Inc	Huntsville	AL	2005	100.0%	56,698	278,000	4.90	3.7 Yrs	3,466,918	1,774,062

First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

FOR IMMEDIATE RELEASE

February 8, 2011

Contact:  Susan Jordan

      732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS THREE-MONTH EARNINGS

FREEHOLD, NJ, February 8, 2011........Monmouth Real Estate Investment Corporation (NYSE:MNR) reported net income applicable to common shareholders of $3,766,000 or $0.11 per common share for the three months ended December 31, 2010, as compared to $1,844,000 or $0.07 per common share for the three months ended December 31, 2009.  Funds from operations (FFO) per share was $0.19 for the three months ended December 31, 2010 as compared to $0.16 for the three months ended December 31, 2009. FFO for the quarter ended December 31, 2010 included gains on securities transactions of $2,808,000 or $0.08 per share compared to gains of $329,000 or $0.01 per share for the quarter ended December 31, 2009.  In addition, FFO in the latest quarter included one time charges of $678,000 or $0.02 per share, comprising of $275,000 in G&A expenses and $403,000 in acquisition related costs.

A summary of significant financial information for the three months ended December 31, 2010 and 2009 is as follows:

 Three Months Ended

        December 31,

	2010	2009

Rental and Reimbursement Revenue	$12,134,000	$10,773,000
Total Expenses	$7,013,000	$5,601,000
Interest and Dividend Income	$727,000	$632,000
Gain on Securities Transactions, net	$2,808,000	$329,000
Net Income Applicable to Common Shareholders	$3,766,000	$1,844,000
Net Income Applicable to Common Shareholders Per Common Share	$.11	$.07
FFO (1)	$6,596,000	$4,341,000
FFO Per Common Share (1)	$.19	$.16
Weighted Avg. Common Shares Outstanding	34,024,000	27,388,000

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First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

A summary of significant balance sheet information as of December 31, 2010 and September 30, 2010 is as follows:

	December 31, 2010	September 30, 2010

Total Real Estate Investments	$409,673,000	$392,189,000
Securities Available for Sale	$45,487,000	$42,518,000
Total Assets	$476,620,000	$454,119,000
Mortgage Notes Payable	$215,197,000	$210,578,000
Subordinated Convertible Debentures	$8,940,000	$13,990,000
Loans Payable	$15,030,000	$9,274,000
Total Shareholders’ Equity	$232,644,000	$215,512,000

Eugene W. Landy, President, commented on the results of the first quarter of fiscal year 2011, “We are very pleased with the results for our first quarter of fiscal 2011 which represent continued progress for the Company. Over the quarter, we raised $19 million through a registered direct placement of our Series A Preferred Stock. We acquired 450,000 square feet of industrial assets at an aggregate cost of $24.5 million.  We completed the $4.1 million buyout of a minority interest giving us 100% ownership of our FedEx Ground facility in Wheeling, Illinois. We realized $2.8 million in gains on our REIT securities investments, and we consummated the remaining lease negotiations giving us a 100% lease renewal rate for the second consecutive year. With our occupancy rate at 97% and our strong capital position, the Company is well positioned to continue to grow in 2011.”

Monmouth Real Estate Investment Corporation will be hosting the Company’s First Quarter 2011 Financial Results Webcast and Conference Call, where senior management will discuss quarterly results, current market conditions and future outlook on Wednesday, February 9, 2011, at 10:00 a.m. Eastern Time.

To participate in the webcast select the microphone icon at the top of the homepage on the Company’s website at www.mreic.com.  Interested parties can also participate via conference call by calling toll free 877-317-6789 (domestically) or 412-317-6789 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Wednesday, February 9, 2011.  It will be available until February 25, 2011, and can be accessed by dialing toll free 877-344-7529 (domestically) or 412-317-0088 (internationally) and entering the passcode 447226.  A transcript of the call and the webcast replay will be available at the company’s website, www.mreic.com.

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First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Monmouth Real Estate Investment Corporation (MREIC or the Company), which was organized in 1968, is a publicly-owned REIT specializing in net-leased industrial properties.  The Company’s portfolio consists of sixty-four industrial properties and one shopping center located in twenty-five states.  In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. Factors and risks that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1)  Non-GAAP Information:  Funds from operations (FFO) is defined as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization.   FFO per share is defined as FFO divided by weighted average shares outstanding.  FFO and FFO per share should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs).  FFO and FFO per share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis.  The items excluded from FFO and FFO per share are significant components in understanding the Company’s financial performance.

FFO and FFO per share (A) do not represent cash flow from operations as defined by generally accepted accounting principles; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity.  FFO and FFO per share, as calculated by the Company, may not be comparable to similarly entitled measures reported by other REITs.

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First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

The Company’s FFO and FFO per share for the three months ended December 31, 2010 and 2009 are calculated as follows:

          Three Months Ended

	12/31/10	12/31/09

Net Income	$4,815,000	$2,528,000
Income Attributable to Noncontrolling Interest	(28,000)	(53,000)
Accumulated Preferred Dividend	(1,020,000)	(630,000)
Depreciation Expense	2,535,000	2,234,000
Amortization of In-Place Lease Intangible Assets	294,000	262,000
FFO	$6,596,000	$4,341,000

Weighted Ave. Common Shares Outstanding	34,024,000	27,388,000
FFO Per Common Share	$.19	$.16

The following are the cash flows provided (used) by operating, investing and financing activities for the three months ended December 31, 2010 and 2009:

	Three Months Ended
	12/31/10	12/31/09

Operating Activities	4,218,000	$4,229,000
Investing Activities	(13,695,000)	(21,019,000)
Financing Activities	10,500,000	19,498,000

The following is the net income per common share for the three months ended December 31, 2010 and 2009:

	Three Months Ended
	12/31/10	12/31/09

INCOME PER SHARE – BASIC AND DILUTED
Net Income	$.14	$.09
Less: Net Income Attributable to Noncontrolling Interests	-0-	-0-
Net Income Attributable to MREIC Shareholders	.14	.09
Less: Preferred Dividend	(.03)	(.02)
Net Income Applicable to MREIC’s Common Shareholders	$.11	$.07

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First Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.